Exhibit 10.1

EXECUTION

AMENDMENT NO. 4 TO INVESTMENT AND INVESTOR RIGHTS AGREEMENT

This Amendment No. 4 (“Amendment No. 4”), dated as of May 23, 2026, to the Investment and Investor Rights Agreement, dated as of September 20, 2023 (the “Original Investment Agreement”, as amended by Amendment No. 1 thereto, dated as of November 15, 2023 (“Amendment No. 1”), as supplemented by the several Joinders thereto, dated November 15, 2023 (collectively, the “Investment Agreement Joinders”), and as further amended by Amendment No. 2 thereto, dated as of September 22, 2024 (“Amendment No. 2”), and as further amended by Amendment No. 3 thereto, dated as of September 21, 2025 (“Amendment No. 3”), collectively the “Investment Agreement”), by and among Wheels Up Experience Inc., a Delaware corporation (the “Company”), and the entities listed on Schedule A to the Investment Agreement (each, an “Investor” and collectively, the “Investors”), is made and entered into by and between the Company and the Investor listed on the signature pages hereto. Capitalized terms used herein without definition have the meanings assigned to them in the Investment Agreement.

W I T N E S S E T H:

WHEREAS, Section 8.03(b) of the Investment Agreement permits the amendment and modification of the Investment Agreement provided such amendment or modification is in writing and signed by each of the Parties to the Investment Agreement affected by such amendment or modification; and

WHEREAS, the undersigned Investor and the Company desire to amend and modify the Investment Agreement as set forth in this Amendment No. 4.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             The Investment Agreement is hereby amended, modified, or supplemented as follows:

(a)	Section 6.06(a)(i) is hereby amended by inserting at the end of such section the following: “For the period from May 22, 2026 through May 22, 2027 (the “Third Extended Restricted Period”), Delta shall not Transfer or permit the Transfer of any or all of its or its Affiliates’ Shares, except to one or more of its Permitted Transferees. Upon the expiration of the Third Extended Restricted Period, all Shares held by Delta and its Affiliates shall cease to be subject to the restrictions set forth in this Section 6.06(a)(1); provided, however, that such Shares shall continue to be subject to all other provisions applicable to the Shares as set forth in this Agreement.”

2.             Miscellaneous.

The Investment Agreement remains in full force and effect and nothing in this Amendment No. 4 shall otherwise affect any other provision of the Investment Agreement or the rights and obligations of the parties. Sections 8.07 (Governing Law; Jurisdiction), 8.08 (Specific Enforcement), 8.09 (Waiver of Jury Trial), 8.10 (Execution in Counterparts) and 8.12 (Investors Not a Group) of the Investment Agreement are incorporated herein by reference, mutatis mutandis. This Amendment No. 4, together with the Original Investment Agreement, Amendment No. 1, the Investment Agreement Joinders, Amendment No. 2, and Amendment No. 3 shall supersede and replace all prior agreements, promises, and understandings between the parties regarding the subject matter contained in this Amendment No. 4. In the event of any conflict between this Amendment No. 4 and any other agreements or documents described herein, the terms of this Amendment No. 4 shall govern and prevail.

(Signature Page Follows; Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, the parties have executed this Amendment No. 4 to Investment and Investor Rights Agreement as of the date first above written.

WHEELS UP EXPERIENCE INC.

By:	/s/ George Mattson
Name:	George Mattson
Title:	Chief Executive Officer

(Signature Page to Amendment No. 4 to Investment and Investor Rights Agreement)

DELTA AIR LINES, INC.

By:	/s/ Kenneth W. Morge II
Name:	Kenneth W. Morge II
Title:	Senior Vice President – Finance & Treasurer

(Signature Page to Amendment No. 4 to Investment and Investor Rights Agreement)